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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          MARCH 25, 2002
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                      WASHINGTON GROUP INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

               1-12054                                   35-0565601
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       (Commission File Number)              (IRS Employer Identification No.)


        720 PARK BOULEVARD, BOISE, IDAHO                     83729
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    (Address of Principal Executive Offices)              (Zip Code)


     Registrant's telephone number, including area code       208-386-5000
                                                       -------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.     OTHER EVENTS.

      As previously reported, on January 25, 2002 (the "Effective Date"), Washington Group International, Inc. ("WGI") emerged from chapter 11 bankruptcy protection pursuant to its Second Amended Joint Plan of Reorganization, as modified and confirmed by the United States Bankruptcy Court for the District of Nevada (the "Plan"). As also previously reported, under the terms of the Plan certain persons served as interim directors pending the selection of the initial board of directors of reorganized WGI (the "Board"). On March 26, 2002, WGI issued a news release announcing the appointment of several new members of the Board in accordance with the Plan. The news release is filed as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by this reference.

      On March 14, 2002, WGI filed a Notice of Identification of Directors of the initial Board with the bankruptcy court. In accordance with the Plan, these designations became effective on March 25, 2002. The Board includes three existing directors of WGI, each of whom were designated to serve on the Board by the Plan: Dennis R. Washington, who is Chairman of the Board and has served as a director since 1996; Stephen G. Hanks, company president and chief executive officer, who has served as a director since 2001; and David H. Batchelder, who has been a director since 1993. The remaining directors were selected by either the Steering Committee for the Lenders or the Unsecured Creditors Committee.

      As more fully described in the news release, the seven new directors are:
C. Scott Greer, William H. Mallender, Michael P. Monaco, Cordell Reed, Dennis K. Williams, Bettina M. Whyte and Michael R. D'Appolonia. The eleventh position on the Board is to be filled in accordance with the Plan. Until that position is filled, interim director H. Peter Boger will continue to serve on the Board. Messrs. Robert A. Del Genio, Joel A. Glodowski and Samuel "Skip" Victor, who had served as interim directors, ceased to be directors of WGI on March 25, 2002.

      Pursuant to the Plan, the Board is divided into three classes. Class I consists of three directors who will hold office until the annual meeting of stockholders to be held in 2003, Class II consists of four directors who will hold office until the annual meeting of stockholders to be held in 2004, and Class III consists of four directors who will hold office until the annual meeting of stockholders to be held in 2005. Class I includes: Messrs. Washington, Boger, and Mallender; Class II includes: Messrs. Hanks, Monaco and Reed and Ms. Whyte; and Class III includes: Messrs. Batchelder, Greer, D'Appolonia and Williams. The members of each class will hold office until their successors are elected and qualified or their earlier resignation and removal from the board, in accordance with the Plan and WGI's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws.


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

EXHIBIT NUMBER    EXHIBIT

99.1              News Release dated March 26, 2002.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WASHINGTON GROUP INTERNATIONAL, INC.



April 2, 2002                       By:   /s/ CRAIG G. TAYLOR
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                                        Craig G. Taylor
                                        Secretary


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